UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

ZimVie Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This filing contains the following communications:

1.	A social media post issued by ZimVie Inc. (the “Company”) on Instagram relating to the Company’s entry into a definitive agreement to be acquired by an affiliate of ARCHIMED (the “Transaction”).

2.	A social media post issued by Vafa Jamali, the President, Chairman and Chief Executive Officer of the Company, on LinkedIn, relating to the Company’s entry into the Transaction.

3.	An email sent by Vafa Jamali, the President, Chairman and Chief Executive Officer of the Company, to employees in connection with the Transaction.

4.	An email sent by Jordi Carmona, the Vice President of International Markets of the Company, to employees in connection with the Transaction.

5.	An email sent by Scott Beaudean, the Vice President of the Americas of the Company, to employees in connection with the Transaction.

6.	Q&A materials distributed to employees of the Company and posted to an internal site in connection with the Transaction.

1.	On July 21, 2025, the Company issued the following social media post on Instagram:

SOCIAL MEDIA POST (ZIMVIE LINKEDIN AND INSTAGRAM)

Today, we announced the news that ZimVie has entered into a definitive agreement to be acquired by an affiliate of ARCHIMED, a leading private equity firm that shares our Mission to advance and innovate healthcare that improves the lives of patients worldwide.

Important additional information is provided in the press release: https://lnkd.in/d7qCKMUc and here: https://lnkd.in/dhDSCaGr

Additional Important Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of ZimVie by Zamboni Parent, Inc., an affiliate of ARCHIMED. In connection with the proposed transaction, ZimVie intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including ZimVie’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF ZIMVIE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ZIMVIE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from ZimVie in the “Investor Relations” section of ZimVie’s website, which may be accessed at https://investor.zimvie.com, or upon request from ZimVie’s Investor Relations contacts.

Participants in the Solicitation

ZimVie and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ZimVie in connection with the proposed transaction. Information about ZimVie’s directors and executive officers is set forth in ZimVie’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2025 (the “2025 Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Directors and Executive Officers” in the 2025 Proxy. To the extent holdings of ZimVie’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Richard Heppenstall on March 11, 2025 and May 19, 2025; Vafa Jamali on March 11, 2025, March 27, 2025, March 27, 2025, April 3, 2025 and May 19, 2025; Indraneel Kanaglekar on March 11, 2025, May 19, 2025 and July 3, 2025; Heather Kidwell on March 11, 2025 and May 19, 2025; Richard Kuntz on April 2, 2025, May 9, 2025 and July 2, 2025; Vinit K. Asar on May 9, 2025; Sally Crawford on May 9, 2025; and Karen Matusinec on May 9, 2025. Additional information concerning the interests of ZimVie’s participants in the solicitation, which may, in some cases, be different than those of ZimVie’s shareholders generally, will be set forth in ZimVie’s proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this communication are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.

Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by ZimVie’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for ZimVie will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require ZimVie to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on ZimVie’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from ZimVie’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in ZimVie’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and ZimVie’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report”) filed by ZimVie with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this communication are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this communication.

2.	On July 21, 2025, Vafa Jamali, the President, Chairman and Chief Executive Officer of the Company, issued the following social media post on LinkedIn:

Additional Important Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of ZimVie by Zamboni Parent, Inc., an affiliate of ARCHIMED. In connection with the proposed transaction, ZimVie intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including ZimVie’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF ZIMVIE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ZIMVIE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from ZimVie in the “Investor Relations” section of ZimVie’s website, which may be accessed at https://investor.zimvie.com, or upon request from ZimVie’s Investor Relations contacts.

Participants in the Solicitation

ZimVie and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ZimVie in connection with the proposed transaction. Information about ZimVie’s directors and executive officers is set forth in ZimVie’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2025 (the “2025 Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Directors and Executive Officers” in the 2025 Proxy. To the extent holdings of ZimVie’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Richard Heppenstall on March 11, 2025 and May 19, 2025; Vafa Jamali on March 11, 2025, March 27, 2025, March 27, 2025, April 3, 2025 and May 19, 2025; Indraneel Kanaglekar on March 11, 2025, May 19, 2025 and July 3, 2025; Heather Kidwell on March 11, 2025 and May 19, 2025; Richard Kuntz on April 2, 2025, May 9, 2025 and July 2, 2025; Vinit K. Asar on May 9, 2025; Sally Crawford on May 9, 2025; and Karen Matusinec on May 9, 2025. Additional information concerning the interests of ZimVie’s participants in the solicitation, which may, in some cases, be different than those of ZimVie’s shareholders generally, will be set forth in ZimVie’s proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this communication are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.

Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by ZimVie’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for ZimVie will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require ZimVie to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on ZimVie’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from ZimVie’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in ZimVie’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and ZimVie’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report”) filed by ZimVie with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this communication are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this communication.

3.	On July 21, 2025, the following email was sent by Vafa Jamali, the President, Chairman and Chief Executive Officer of the Company, to employees.

Important Company News	July 21, 2025

ZimVie team -

Today, we publicly announced plans to sell our business to an affiliate of ARCHIMED, a leading private investment firm. ARCHIMED is a global private equity group focused exclusively on healthcare industries. Its portfolio of companies spans biotech, consumer health, diagnostics, life sciences, MedTech, animal and environmental health, and related sectors, with a strong track record of accelerating growth for the companies they back.

ARCHIMED’s mix of operational, medical, scientific, and financial expertise will allow them to serve as both a strategic and financial partner to our business.

We believe this decision is in the best interest of our Company, our shareholders, and our team members, and will enable us to fully achieve our key objectives: growth, innovation, and operational excellence through a new investment lens.

While we are thoughtfully working through the details together, our expectation is to operate independently as a standalone business with the support of ARCHIMED as our ultimate shareholder. Not only will we maintain the ZimVie brand for the foreseeable future, ARCHIMED intends to utilize our existing infrastructure, including team members, facilities, manufacturing, and systems.

We expect the deal to close by the end of 2025, pending regulatory clearance and other customary closing conditions. Prior to the deal’s closing, ZimVie is operating business as usual, separately from ARCHIMED. Serving our customers with excellence and restoring daily life for patients worldwide is our priority, and the focused execution of our strategy is paramount.

While I know that change can be worrisome, I have seen you demonstrate remarkable resilience and determination over the years. I have every reason to be confident in our future under ARCHIMED and thank you for your continued commitment to our success.

We will keep you informed as we embrace this next chapter together.

Vafa

Additional Important Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of ZimVie by Zamboni Parent, Inc., an affiliate of ARCHIMED. In connection with the proposed transaction, ZimVie intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including ZimVie’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF ZIMVIE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ZIMVIE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from ZimVie in the “Investor Relations” section of ZimVie’s website, which may be accessed at https://investor.zimvie.com, or upon request from ZimVie’s Investor Relations contacts.

Participants in the Solicitation

ZimVie and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ZimVie in connection with the proposed transaction. Information about ZimVie’s directors and executive officers is set forth in ZimVie’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2025 (the “2025 Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Directors and Executive Officers” in the 2025 Proxy. To the extent holdings of ZimVie’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Richard Heppenstall on March 11, 2025 and May 19, 2025; Vafa Jamali on March 11, 2025, March 27, 2025, March 27, 2025, April 3, 2025 and May 19, 2025; Indraneel Kanaglekar on March 11, 2025, May 19, 2025

and July 3, 2025; Heather Kidwell on March 11, 2025 and May 19, 2025; Richard Kuntz on April 2, 2025, May 9, 2025 and July 2, 2025; Vinit K. Asar on May 9, 2025; Sally Crawford on May 9, 2025; and Karen Matusinec on May 9, 2025. Additional information concerning the interests of ZimVie’s participants in the solicitation, which may, in some cases, be different than those of ZimVie’s shareholders generally, will be set forth in ZimVie’s proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this communication are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.

Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by ZimVie’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for ZimVie will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require ZimVie to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on ZimVie’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from ZimVie’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in ZimVie’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and ZimVie’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report”) filed by ZimVie with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this communication are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this communication.

4.	On July 21, 2025, the following email was sent by Jordi Carmona, the Vice President of International Markets of the Company, to employees.

Customer Materials: News of the Pending Acquisition of ZimVie	July 21, 2025

EMEA and APAC teams -

As shared earlier, we publicly announced plans to sell our business to an affiliate of ARCHIMED, a leading private investment firm. This deal is expected to close by the end of 2025, pending regulatory clearance and other customary closing conditions. Prior to the deal’s closing, ZimVie is operating business as usual, separately from ARCHIMED.

I am excited about this news and the opportunity it brings for our business, our customers, and the patients we serve.

Following the change in ownership, we expect that ZimVie will continue operating independently as a standalone business with the support of ARCHIMED as our ultimate shareholder. Therefore, we don’t anticipate any changes in our brands or the way we support our customers.

I’m extremely optimistic about our future under ARCHIMED and thank you for your continued commitment to our success.

Below you’ll find links to this morning’s press release, a customer letter, and talking points to use with your respective customers.

Thanks,

Jordi

Press Release	Customer Letter	Talking Points

Additional Important Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of ZimVie by Zamboni Parent, Inc., an affiliate of ARCHIMED. In connection with the proposed transaction, ZimVie intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including ZimVie’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF ZIMVIE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ZIMVIE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from ZimVie in the “Investor Relations” section of ZimVie’s website, which may be accessed at https://investor.zimvie.com, or upon request from ZimVie’s Investor Relations contacts.

Participants in the Solicitation

ZimVie and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ZimVie in connection with the proposed transaction. Information about ZimVie’s directors and executive officers is set forth in ZimVie’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2025 (the “2025 Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Directors and Executive Officers” in the 2025 Proxy. To the extent holdings of ZimVie’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Richard Heppenstall on March 11, 2025 and May 19, 2025; Vafa Jamali on March 11, 2025, March 27, 2025, March 27, 2025, April 3, 2025 and May 19, 2025; Indraneel Kanaglekar on March 11, 2025, May 19, 2025 and July 3, 2025; Heather Kidwell on March 11, 2025 and May 19, 2025; Richard Kuntz on April 2, 2025, May 9, 2025 and July 2, 2025; Vinit K. Asar on May 9, 2025; Sally Crawford on May 9, 2025; and Karen Matusinec on May 9, 2025. Additional information concerning the interests of ZimVie’s participants in the solicitation, which may, in some cases, be different than those of ZimVie’s shareholders generally, will be set forth in ZimVie’s proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this communication are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by ZimVie’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for ZimVie will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require ZimVie to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on ZimVie’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from ZimVie’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in ZimVie’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and ZimVie’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report”) filed by ZimVie with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this communication are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this communication.

5.	On July 21, 2025, the following email was sent by Scott Beaudean, the Vice President of the Americas of the Company, to employees.

Customer Materials: News of the Pending Acquisition of ZimVie	July 21, 2025

ZimVie Sales and Customer Service teams -

As shared earlier, we publicly announced plans to sell our business to an affiliate of ARCHIMED, a leading private investment firm. This deal is expected to close by the end of 2025, pending regulatory clearance and other customary closing conditions. Prior to the deal’s closing, ZimVie is operating business as usual, separately from ARCHIMED.

I am excited about this news and the opportunity it brings for our business, our customers, and the patients we serve.

Following the change in ownership, we expect that ZimVie will continue operating independently as a standalone business with the support of ARCHIMED as our ultimate shareholder. Therefore, we don’t anticipate any changes in our brands or the way we support our customers.

I’m extremely optimistic about our future under ARCHIMED and thank you for your continued commitment to our success.

Below you’ll find links to this morning’s press release, a customer letter, and talking points to use with your respective customers.

Thanks,

Scott

Press Release	Customer Letter	Talking Points

Additional Important Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of ZimVie by Zamboni Parent, Inc., an affiliate of ARCHIMED. In connection with the proposed transaction, ZimVie intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including ZimVie’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF ZIMVIE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ZIMVIE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from ZimVie in the “Investor Relations” section of ZimVie’s website, which may be accessed at https://investor.zimvie.com, or upon request from ZimVie’s Investor Relations contacts.

Participants in the Solicitation

ZimVie and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ZimVie in connection with the proposed transaction. Information about ZimVie’s directors and executive officers is set forth in ZimVie’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2025 (the “2025 Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Directors and Executive Officers” in the 2025 Proxy. To the extent holdings of ZimVie’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Richard Heppenstall on March 11, 2025 and May 19, 2025; Vafa Jamali on March 11, 2025, March 27, 2025, March 27, 2025, April 3, 2025 and May 19, 2025; Indraneel Kanaglekar on March 11, 2025, May 19, 2025 and July 3, 2025; Heather Kidwell on March 11, 2025 and May 19, 2025; Richard Kuntz on April 2, 2025, May 9, 2025 and July 2, 2025; Vinit K. Asar on May 9, 2025; Sally Crawford on May 9, 2025; and Karen Matusinec on May 9, 2025. Additional information concerning the interests of ZimVie’s participants in the solicitation, which may, in some cases, be different than those of ZimVie’s shareholders generally, will be set forth in ZimVie’s proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this communication are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by ZimVie’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for ZimVie will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require ZimVie to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on ZimVie’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from ZimVie’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in ZimVie’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and ZimVie’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report”) filed by ZimVie with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this communication are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this communication.

6.	On July 21, 2025, the following Q&A materials were distributed to employees of the Company and posted to an internal site.

EMPLOYEE Q&A

Business Strategy & Timing:

Q: What is happening?

A: ZimVie and an affiliate of ARCHIMED have entered into a definitive agreement by which the affiliate of ARCHIMED will acquire ZimVie.

Q: Who is ARCHIMED?

A: ARCHIMED is a global private equity group focused exclusively on healthcare industries. Its portfolio of companies spans biotech, consumer health, diagnostics, life sciences, MedTech, animal and environmental health, and related sectors.

Q: Why did ZimVie agree to be acquired by ARCHIMED?

A: ZimVie’s Board of Directors believes the transaction is in the best interests of ZimVie and our stockholders. ARCHIMED’s mix of operational, medical, scientific, and financial expertise will allow them to serve as both a strategic and financial partner to our business. We believe that private ownership will provide ZimVie with the necessary investment to innovate and accelerate our growth.

Q: When will ZimVie become part of ARCHIMED?

A: We expect the transaction to be completed by the end of 2025 following receipt of ZimVie stockholder approval and required regulatory approvals. Our business will become owned by an affiliate of ARCHIMED upon the effective date of the merger.

Q: Is it a certainty, or could the definitive agreement fall through?

A: The closing is subject to the satisfaction or waiver of certain closing conditions, including receipt of ZimVie stockholder approval and required regulatory approvals.

Q: Who will lead ZimVie after the merger?

A: There are no organizational changes at this time as a result of the announcement. Once the merger is finalized, we expect to continue to operate independently with the backing of ARCHIMED as our ultimate shareholder.

Q: What will our relationship with ARCHIMED be after the merger?

A: While we are thoughtfully working through the details together, we expect to operate independently as a standalone business with the support of ARCHIMED as our ultimate shareholder. This is a change in ownership but does not impact our ZimVie brand or infrastructure for the foreseeable future. Any future decisions regarding operational integration and brand strategy will be communicated by ARCHIMED.

Q: Will there be restructuring as a result of the merger?

A: ARCHIMED intends to leverage our existing infrastructure, including personnel, to operate and advance the business. We do not anticipate any changes to reporting structures in the near-term. However, as in every company, ARCHIMED will evaluate its business needs and may make adjustments to our current organization if necessary. To the extent any adjustments may be implemented, we will go through any required consultation procedures. We promise to communicate regularly and often about any changes taking place when relevant.

Q: What happens to open positions?

A: It is standard practice that every open position is evaluated given current business needs.

Q: How will we learn of updates throughout the transition process?

A: As any changes take place to ZimVie’s business and organization, we will communicate with impacted team members, customers, and other partners as needed to help minimize business disruption and ensure a smooth transition.

Q: What happens (or changes) between now and the closing of the deal?

A: Team members should not see any significant changes between the announcement and closing of the deal. It is important that we do not lose sight of our objectives and execute in a business-as-usual environment.

Q: Will the purchase price be disclosed?

A: Yes. That information is included in the press release that was shared publicly.

Employment/Financial/Benefits Concerns:

Q: What does this mean for me? Will my role change or be eliminated?

A: Many team members will experience little to no change in their day-to-day roles and responsibilities. The change in ownership may bring about some new processes and ways of working that will be introduced as ARCHIMED begins to establish the framework for the organization after the close. The goal in those decisions will be to create an environment where team members can best capitalize on their strengths and drive even stronger performance for our customers and patients.

Q: How will this affect my benefits and compensation?

A: At this time, there are no planned changes to benefits and compensation, including merit and bonus eligibility. ARCHIMED is working to finalize go-forward HR-related topics and will be following up with more details in the coming months. U.S. team members can expect to make 2026 benefit elections during the standard Open Enrollment period this fall.

Q: As someone who owns ZimVie stock, can I sell my shares before the closing of the deal?

A: The majority of team members who own ZimVie stock are eligible to make trades as usual. Normal exceptions apply to team members subject to standard blackout periods or those with insider knowledge of the deal transaction. Please refer to the Company’s Stock Trading Policy with any questions.

Q: How does this affect my current participation in the ESPP?

A: With respect to the current offering period under ESPP, there are no changes to team members’ current participation in the ESPP; however, participating team members are no longer able to increase their payroll deductions under the ESPP. In addition, if the merger transaction closes before the end of the current offering period, the offering period will end two business days before the closing, and your contributions through the end date will be used to purchase shares of ZimVie common stock. No future offering periods will occur.

Logistics:

Q: Which facilities are affected?

A: At this time, all ZimVie facilities will remain intact with no changes anticipated in the foreseeable future.

Q: Will there be transition service agreements (TSAs) in place?

A: No. Given this is not a separation of businesses, there are no TSAs like we had with Zimmer Biomet or Highridge Medical.

Q: What systems will be retained (Concur, Qualityze, SAP, MediSpend, etc.)?

A: There will be no immediate changes to our IT systems and applications, including Microsoft 365, , Concur, Qualityze, and others. Team members should continue using the ZimVie IT Service Desk for any issues or technology needs. We will continue with business as usual until we close, and then we will work with ARCHIMED to ensure a smooth transition should our IT platforms change.

Q: Does this announcement impact priority initiatives like the Oracle Cloud implementation and the Big Bang (brand recognition) project?

A: No. Our current priorities have not changed as a result of this announcement. Projects should continue according to the plan and timeline communicated by project leads. Contact your manager for any questions related to your current job priorities.

Questions about Communication and External Inquiries:

Q: How are we communicating with our customers?

A: Many of our customers will be contacted by their respective commercial leader today announcing the news and outlining the benefits of the transaction and answering any questions. Additionally, we are providing communication tools to assist our sales teams around the globe in discussing this news with customers.

Q: How should team members respond to inquiries from customers?

A: Sales team members should leverage the Communications talking points and customer letter shared by their sales leader. Others can forward customer questions to the Sales leader for their region.

Q: How should team members respond to inquiries from the media or investors?

A: This transaction is likely to get a lot of attention and lead to increased interest and questions about ZimVie. Consistent with Company policy, please forward any inquiries from the media or any interested third parties to Grace Flowers (Grace.Flowers@ZimVie.com).

Q: What are team members allowed to share on social media?

A: Please don’t post personal opinions on social media. Team members are representatives of ZimVie and their words could be viewed as the Company’s. Refer to our Social Media Policy for additional guidance.

Q: If I have more questions, who can I ask?

A: Direct managers and HR business partners will do their best to address or pass along any additional questions. Questions can also be submitted via email to questions@zimvie.com.

Additional Important Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of ZimVie by Zamboni Parent, Inc., an affiliate of ARCHIMED. In connection with the proposed transaction, ZimVie intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including ZimVie’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF ZIMVIE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING ZIMVIE’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from ZimVie in the “Investor Relations” section of ZimVie’s website, which may be accessed at https://investor.zimvie.com, or upon request from ZimVie’s Investor Relations contacts.

Participants in the Solicitation

ZimVie and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of ZimVie in connection with the proposed transaction. Information about ZimVie’s directors and executive officers is set forth in ZimVie’s Proxy Statement on Schedule 14A for its 2025 Annual Meeting of Shareholders,

which was filed with the SEC on March 25, 2025 (the “2025 Proxy”) (and available here). Please refer to the sections entitled “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Directors and Executive Officers” in the 2025 Proxy. To the extent holdings of ZimVie’s securities by its directors or executive officers have changed since the amounts set forth in the 2025 Proxy, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, including the Form 4s filed by: Richard Heppenstall on March 11, 2025 and May 19, 2025; Vafa Jamali on March 11, 2025, March 27, 2025, March 27, 2025, April 3, 2025 and May 19, 2025; Indraneel Kanaglekar on March 11, 2025, May 19, 2025 and July 3, 2025; Heather Kidwell on March 11, 2025 and May 19, 2025; Richard Kuntz on April 2, 2025, May 9, 2025 and July 2, 2025; Vinit K. Asar on May 9, 2025; Sally Crawford on May 9, 2025; and Karen Matusinec on May 9, 2025. Additional information concerning the interests of ZimVie’s participants in the solicitation, which may, in some cases, be different than those of ZimVie’s shareholders generally, will be set forth in ZimVie’s proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning ZimVie’s expectations, plans, intentions, strategies or prospects, including expected benefits of the proposed transaction. Generally, the words “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” “sees,” “seeks,” “should,” “could,” “would,” “predicts,” “potential,” “strategy,” “future,” “opportunity,” “work toward,” “intends,” “guidance,” “confidence,” “positioned,” “design,” “strive,” “continue,” “track,” “look forward to” and similar expressions used in this communication are intended to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements.

Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements.

These risks, uncertainties and changes in circumstances include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by ZimVie’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for ZimVie will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require ZimVie to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on ZimVie’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from ZimVie’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; and (ix) (A) any other risks discussed in ZimVie’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”) and ZimVie’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (the “Quarterly Report”) filed by ZimVie with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Report and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov.

Forward-looking statements speak only as of the date they are made, and ZimVie disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this communication are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this communication.